SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2004 (February 26, 2004)

RESOURCE BANKSHARES CORPORATION

(Exact name of Registrant as specified in its charter)

Virginia	001-14319	54-1904386
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3720 Virginia Beach Boulevard, Virginia Beach, Virginia	23452
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 463-2265

N/A

(Former name or former address, if changed since last report)

Item 7. Exhibits.

(c)	Exhibits

99.1	Press Release of Resource Bankshares dated February 26, 2004.

Item 12. Results of Operations and Financial Condition

On February 26, 2004, Resource Bankshares Corporation (“Resource”) issued a press release addressing several matters, some of which relate to its results of operations and financial condition for the 1st fiscal quarter of its 2004 fiscal year. A copy of this press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE BANKSHARES CORPORATION

By:	/s/ Lawrence N. Smith
Lawrence N. Smith,
Chief Executive Officer

Date: February 26, 2004

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EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99.1	Press Release of Resource Bankshares dated February 26, 2004

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